                                                                  EXHIBIT (16)

            VAN KAMPEN AMERICAN CAPITAL PACE FUND - CLASS A SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1998


                                                                 n
Formula                                                    P(1+T)    =   ERV

Including Payment of the Sales Charge
Net Asset Value                                             $14.97
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,223.89   =   ERV
                                                                         n
One year period ended 06/30/98                                   1   =

TOTAL RETURN FOR THE PERIOD                                 22.39%   =   T

Excluding Payment of the Sales Charge
Net Asset Value                                             $14.97
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,298.87   =   ERV
                                                                         n
One year period ended 06/30/98                                   1   =

TOTAL RETURN FOR THE PERIOD                                 29.89%   =   T

            TOTAL RETURN CALCULATION FIVE YEARS ENDED JUNE 30, 1998

                                                                 n
Formula                                                    P(1+T)    =   ERV
Including Payment of the Sales Charge
Net Asset Value                                             $14.97
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $2,298.75   =   ERV
                                                                         n
Five years ended 06/30/98                                        5   =

TOTAL RETURN FOR THE PERIOD                                 18.11%   =   T

Excluding Payment of the Sales Charge
Net Asset Value                                             $14.97
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $2,438.93   =   ERV
                                                                         n
Five years ended 06/30/98                                        5   =

TOTAL RETURN FOR THE PERIOD                                 19.52%   =   T

            TOTAL RETURN CALCULATION TEN YEARS ENDED JUNE 30, 1998

                                                                 n
Formula                                                    P(1+T)    =   ERV

Including Payment of the Sales Charge
Net Asset Value                                             $14.97
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $3,727.90   =   ERV
                                                                         n
Ten years ended 06/30/98                                  10   =

TOTAL RETURN FOR THE PERIOD                                 14.06%   =   T

Excluding Payment of the Sales Charge
Net Asset Value                                             $14.97
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $3,954.92   =   ERV
                                                                         n
Ten years ended 06/30/98                                  10   =

TOTAL RETURN FOR THE PERIOD                                 14.74%   =   T


            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1998

                                                                 n
Formula                                                    P(1+T)    =   ERV

Including Payment of the Sales Charge
Net Asset Value                                             $14.97
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                 $39,268.42   =   ERV
                                                                         n
Inception through 6/30/98                                    28.94   =

TOTAL RETURN FOR THE PERIOD                                 13.52%   =   T

Excluding Payment of the Sales Charge
Net Asset Value                                             $14.97
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                 $41,664.55   =   ERV
                                                                         n
Inception through 06/30/98                                   28.94   =

TOTAL RETURN FOR THE PERIOD                                 13.75%   =   T

            NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
            INCEPTION THROUGH JUNE 30, 1998 IV:


Formula                      ERV - P
                            --------
                               P                                =   T

Including Payment of the Sales Charge
Net Asset Value                                             $14.97
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                 $39,268.42   =   ERV

TOTAL RETURN FOR THE PERIOD                              3,826.84%   =   T


Excluding Payment of the Sales Charge
Net Asset Value                                             $14.97
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                 $41,664.55   =   ERV

TOTAL RETURN FOR THE PERIOD                              4,066.46%   =   T

            VAN KAMPEN AMERICAN CAPITAL PACE FUND - CLASS B SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1998

                                                           n
Formula                                              P(1+T)     =    ERV


Including Payment of the CDSC
Net Asset Value                                       $14.77
Initial Investment                                 $1,000.00    =    P
Ending Redeemable Value                            $1,239.23    =    ERV
                                                                     n
One year period ended 06/30/98                             1    =

TOTAL RETURN FOR THE PERIOD                           23.92%    =    T




Excluding Payment of the CDSC
Net Asset Value                                       $14.77
Initial Investment                                 $1,000.00    =    P
Ending Redeemable Value                            $1,289.23    =    ERV
                                                                     n
One year period ended 06/30/98                             1    =

TOTAL RETURN FOR THE PERIOD                           28.92%    =    T

           TOTAL RETURN CALCULATION FIVE YEARS ENDED JUNE 30, 1998

                                                           n
Formula                                              P(1+T)     =    ERV
Including Payment of the CDSC
Net Asset Value                                       $14.77
Initial Investment                                 $1,000.00    =    P
Ending Redeemable Value                            $2,330.12    =    ERV
                                                                     n
Five years ended 06/30/98                                  5    =

TOTAL RETURN FOR THE PERIOD                           18.43%    =    T



Excluding Payment of the CDSC
Net Asset Value                                       $14.77
Initial Investment                                 $1,000.00    =    P
Ending Redeemable Value                            $2,345.12    =    ERV
                                                                     n
Five years ended 06/30/98                                  5    =

TOTAL RETURN FOR THE PERIOD                           18.59%    =    T



           TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1998

                                                           n
Formula                                              P(1+T)     =    ERV


Including Payment of the CDSC
Net Asset Value                                       $14.77
Initial Investment                                 $1,000.00    =    P
Ending Redeemable Value                            $2,533.54    =    ERV
                                                                     n
Inception through 06/30/98                              6.47    =

TOTAL RETURN FOR THE PERIOD                           15.45%    =    T




Excluding Payment of the CDSC
Net Asset Value                                       $14.77
Initial Investment                                 $1,000.00    =    P
Ending Redeemable Value                            $2,533.54    =    ERV
                                                                     n
Inception through 06/30/98                              6.47    =

TOTAL RETURN FOR THE PERIOD                           15.45%    =    T



             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH JUNE 30, 1998


Formula                           ERV - P
                                ----------
                                    P                      =  T


Including Payment of the CDSC
Net Asset Value                                       $14.77
Initial Investment                                 $1,000.00    =    P
Ending Redeemable Value                            $2,533.54    =    ERV

TOTAL RETURN FOR THE PERIOD                          153.35%    =    T



Excluding Payment of the CDSC
Net Asset Value                                       $14.77
Initial Investment                                 $1,000.00    =    P
Ending Redeemable Value                            $2,533.54    =    ERV

TOTAL RETURN FOR THE PERIOD                          153.35%    =    T

            VAN KAMPEN AMERICAN CAPITAL PACE FUND - CLASS C SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1998


                                              n
Formula                                 P(1+T)          =       ERV

Including Payment of the CDSC
Net Asset Value                         $14.79
Initial Investment                   $1,000.00          =       P
Ending Redeemable Value              $1,278.74          =       ERV
                                                                n
One year period ended 06/31/97               1          =

TOTAL RETURN FOR THE PERIOD              27.87%         =       T


Excluding Payment of the CDSC
Net Asset Value                         $14.79
Initial Investment                   $1,000.00          =       P
Ending Redeemable Value              $1,288.74          =       ERV
                                                                n
One year period ended 06/30/97               1          =

TOTAL RETURN FOR THE PERIOD              28.87%         =       T

          TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1998


Formula                                 P(1+T)"         =       ERV

Including Payment of the CDSC
Net Asset Value                         $14.79
Initial Investment                   $1,000.00          =       P
Ending Redeemable Value              $2,287.33          =       ERV
                                                                n
Inception through 06/30/97                4.84          =


TOTAL RETURN FOR THE PERIOD              18.64%         =       T

Excluding Payment of the CDSC
Net Asset Value                         $14.79
Initial Investment                   $1,000.00          =       P
Ending Redeemable Value              $2,287.33          =       ERV
                                                                n
Inception through 06/30/97                4.84          =


TOTAL RETURN FOR THE PERIOD              18.64%         =       T

             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH JUNE 30, 1998

Formula                                 ERV - P
                                        -------
                                           P       =    T

Including Payment of the CDSC
Net Asset Value                         $14.79
Initial Investment                   $1,000.00          =       P
Ending Redeemable Value              $2,287.33          =       ERV

TOTAL RETURN FOR THE PERIOD             128.73%         =       T


Excluding Payment of the CDSC
Net Asset Value                         $14.79
Initial Investment                   $1,000.00          =       P
Ending Redeemable Value              $2,287.33          =       ERV

TOTAL RETURN FOR THE PERIOD             128.73%         =       T